UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 3, 2005 (May 31, 2005)

BioDelivery Sciences International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-28931	35-2089858
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2501 Aerial Center Parkway, Suite 205 Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-5160

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On May 31, 2005, BioDelivery Sciences International, Inc. (the “Company”) closed a $2.5 million secured convertible debt financing from Laurus Master Fund, Ltd., a Cayman Islands corporation (“Laurus”) in a private offering pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Net proceeds from the financing are to be used to support the Company’s research, development and commercialization opportunities and for general working capital purposes. As part of the financing, the Company paid Laurus Capital Management, LLC, the manager of Laurus, a closing payment equal to $93,750 plus due diligence and legal expenses of $15,000. The financing is in addition to a similar $2.5 million financing received by the Company from Laurus in February 2005.

The investment, which takes the form of a convertible note (the “Note”) secured by substantially all of the Company’s assets, has a 3-year term (subject to certain contingencies discussed below) and bears interest at a rate equal to prime plus 2% per annum. The Note is convertible, under certain conditions, into shares of the Company’s common stock at a price equal to $3.10 per share. In connection with the financing, the Company also issued Laurus a common stock purchase warrant (the “Warrant”) to purchase up to 483,871 shares of the Company’s common stock at a price equal to $3.88 per share. The Company has agreed, pursuant to a registration rights agreement, to register the shares of common stock underlying the Note and the Warrant with the Securities and Exchange Commission.

The following describes certain of the material terms of the financing transaction with Laurus. The description below is not a complete description of the material terms of the financing transaction and is qualified in its entirety by reference to the agreements entered into in connection with the financing which are included as exhibits to this Current Report on Form 8-K:

Note Maturity Date and Interest Rate. The Note matures on August 31, 2005, provided that such maturity date shall be automatically extended to May 31, 2008 in the event that, prior to August 31, 2005, the Company’s stockholders have given their approval, in accordance with Nasdaq Marketplace Rules, to the number of shares of Company common stock that may be issuable upon the conversion or exercise of the Note and Warrant and a similar note and warrant issued to Laurus in February 2005, in excess of an aggregate of 1,428,458 shares of the Company’s common stock. The Note is further subject to earlier redemption by the Company, as well as earlier conversion by Laurus, each as described below. Annual interest on the Note is equal to the “prime rate” published in The Wall Street Journal from time to time, plus two percent (2.0%), provided, that, such annual rate of interest may not be less than eight percent (8.0%).

Payment of Interest and Principal. Provided the Company’s stockholders give their approval as described above, interest on the Note is payable monthly in arrears on the first day of each month during the term of the Note, commencing September 1, 2005. In addition, commencing September 1, 2005, the Company is required to make monthly principal payments of $75,758 per month (together, with monthly interest payments, the “Monthly Payment Amount”).

Note Conversion Rights. All or a portion of the outstanding principal and interest due under the Note may be converted into shares of the Company’s common stock upon satisfaction of certain conditions. The initial fixed conversion price under the Note is $3.10 per share. The fixed conversion price is subject to anti-dilution protection adjustments, on a weighted average basis, upon the Company’s issuance of additional shares of common stock at a price that is less than the then current fixed conversion price (the fixed conversion price, together with any adjustments, is referred to hereunder as the “Fixed Conversion Price”).

Laurus may, at any time, convert the outstanding indebtedness of the Note into shares of common stock at the then applicable Fixed Conversion Price.

Subject to the restrictions on conversion described below, Laurus shall convert into shares of common stock the Monthly Payment Amount in the event that (i) the average closing price of the Company’s common stock for the five trading days preceding the due date of a Monthly Payment Amount is greater than 115% of the Fixed Conversion Price, and (ii) the amount of such conversion does not exceed 25% of the aggregate dollar trading volume of the Company’s common stock for the 22 trading days preceding the payment date.

In the event that all or any portion of the Monthly Payment Amount is paid in cash, the Company shall be required to pay Laurus an amount equal to 103% of the principal amount of the cash portion of the Monthly Payment Amount being paid plus 100% of the interest portion of such Monthly Payment Amount.

Warrant Terms. The Warrant grants Laurus the right to purchase up to 483,871 shares of common stock of the Company at an exercise price of $3.88 per share. The Warrant expires on May 31, 2012 and must be exercised by the payment of cash.

Restrictions on Conversion of Note and Exercise of Warrant. Notwithstanding anything to the contrary set forth above, the Company may pay amounts due under the Note in shares of its common stock only so long as there is an effective registration statement on file covering the resale of such shares or an exemption from such registration is available under Rule 144 of the Securities Act. In addition, Laurus is not entitled to receive shares upon exercise of the Warrant, upon payment of principal and interest on the Note, or upon conversion of the Note if such receipt would cause Laurus to be deemed to beneficially own in excess of 4.99% of the outstanding shares of our common stock on the date of issuance of such shares (such provision may be waived by Laurus upon 75 days prior written notice to the Company). Further, in accordance with Nasdaq Stock Market rules, the aggregate number of shares of common stock issuable by the Company and acquirable by Laurus at an average price below $3.10 per share pursuant to the terms of the Note, the Warrant, a note issued by the Company to Laurus pursuant to a financing on February 22, 2005 and a warrant issued by the Company to Laurus in connection with a financing on February 22, 2005, shall not exceed an aggregate of 1,428,458 shares of common stock (representing 19.99% of the Company’s issued and outstanding shares of common stock on February 22, 2005, and subject to appropriate adjustment for stock splits, stock dividends, or other similar recapitalizations affecting the common stock; such issuance the “Maximum Common Stock Issuance”), unless the issuance of common stock in excess of the Maximum Common Stock Issuance shall first be approved by the Company’s stockholders.

Right to Redeem Note. The Company has the option of prepaying the outstanding principal amount in whole or in part by paying an amount equal to 130% of the principal amount being redeemed by giving at least 7 business days prior written notice of redemption to Laurus.

Right of Laurus to Demand Payment. During the period beginning on May 31, 2005 and ending on May 31, 2008, but solely in the event that the Company effects a Qualified Financing (as defined below), Laurus shall have the right, for a period of 90 days following the closing of a Qualified Financing, to demand payment of any or all of the outstanding principal amount of the Note outstanding at such time, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable, from the proceeds of such Qualified Financing. The term “Qualified Financing” means any firm commitment public underwriting or any private investment in public equity (i.e, “PIPE”) transaction in which the Company raises as amount (net of brokerage fees and commissions and legal, accounting and other expenses, in each case reasonably related to the Qualified Financing) equal to or greater than $5 million.

Security for Note. The Note is secured by a lien on substantially all of the Company’s assets, pursuant to the terms of a security agreement executed by the Company on February 22, 2005 and reaffirmed on May 31, 2005; however, certain of the Company’s present and future “in-licensed” intellectual property rights are not included in the collateral subject to this security agreement. If an event of default occurs under the security agreement or Note, Laurus has the right to accelerate payments under the Note and, in addition to any other remedies available to it, foreclose upon the assets securing the Note.

Registration Rights. Pursuant to the terms of a Registration Rights Agreement between Laurus and the Company, the Company is obligated to file a registration statement on Form S-3 (or if Form S-3 is not available, another appropriate form) registering the resale of shares of the Company’s common stock issuable upon conversion of the Note and exercise of the Warrant. Subject to the effectiveness of a prior registration Statement of Form SB-2 which the Company filed in connection with the February 2005 Laurus financing, the Company is required to file a registration statement within 30 days of May 31, 2005 and have the registration statement declared effective within 105 days of such date. If the registration statement is not timely filed, or declared effective within the timeframe described, or if the registration is suspended other than as permitted, in the registration rights agreement, the Company will be obligated to pay Laurus a fee equal to 1.5% of the then-oustanding principal amount of the Note for the first 30 day period, and 2.0% for each 30 day period thereafter (pro rated for partial periods), that such registration conditions are not satisfied.

Right of First Refusal. Subject to certain exceptions, the Company has granted Laurus a right of first refusal to provide additional financing to the Company.

Additional Restrictions. The financing documents contain certain restrictions regarding the operation of the Company while the Note remains outstanding. Such restrictions include the Company’s agreement that, except with Laurus’ prior written consent (such consent not to be unreasonably withheld), it will not issue certain classes of debt securities or equity securities.

In addition, so long as 25% of the Note remains outstanding, the financing documents, among other things, prohibit, except with Laurus’ prior written consent (i) the Company from paying dividends or redeeming shares, (ii) the Company from incurring additional debt in excess of five percent (5%) of the fair market value of the Company’s and its subsidiaries’ assets other than debt incurred in connection with the purchase of assets in the ordinary course of business, or any refinancings or replacements thereof on terms no less favorable than the indebtedness being refinanced or replaced, so long as any lien relating thereto shall only encumber the fixed assets so purchased and no other assets of the Company or any of its subsidiaries.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of a financing transaction that included the issuance of a secured convertible term note in the aggregate principal amount of $2.5 million.

Item 3.02. Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of a financing transaction that included the issuance of warrants and a secured convertible term note, each of which are convertible into shares of the Company’s common stock.

Item 3.03. Material Modification to Rights of Security Holders

In connection with the completion of the financing transaction described in Item 1.01 above, the Company received waivers of registration rights by the parties to a registration rights agreement dated August 10, 2004.

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a more detailed description of the terms of a financing transaction that included the issuance of a secured convertible term note in the aggregate principal amount of $2.5 million and certain limitations upon the payment of dividends and the incurrence of additional debt.

Item 7.01. Regulation FD Disclosure.

On June 3, 2005, the Company issued a press release announcing completion of the $2.5 million financing facility described in Item 1.01 above.

The press release is attached hereto as Exhibit 99. 1 and is incorporated herein by this reference. The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Set forth below is a list of Exhibits included as part of this Current Report.

10.1	Securities Purchase Agreement, dated May 31, 2005, by and between the Company and Laurus Master Fund, Ltd.

10.2	Secured Convertible Term Note, dated May 31, 2005, by the Company in favor of Laurus Master Fund, Ltd.

10.3	Common Stock Purchase Warrant, dated May 31, 2005, by the Company in favor of Laurus Master Fund, Ltd.

10.4	Registration Rights Agreement, dated May 31, 2005, by and between the Company and Laurus Master Fund, Ltd.

10.5	Reaffirmation and Ratification Agreement and Amendment, dated May 31, 2005, by and among the Company, Arius Pharmaceuticals, Inc. and Bioral Nutrient Delivery, LLC in favor of Laurus Master Fund, Ltd.

10.6	Grant of Security Interest in Patents and Trademarks, dated May 31, 2005, by the Company in favor of Laurus Master Fund, Ltd.

99.1	Press Release of the Company, dated June 3, 2005, with respect to the Laurus financing

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements with respect to the Company’s plans, objectives, expectations and intentions and other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

* * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 3, 2005	BIODELIVERY SCIENCES INTERNATIONAL, INC.

	By:	/s/ Mark A. Sirgo
	Name:	Mark A. Sirgo
	Title:	President and Chief Operating Officer